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                                                                   Exhibit 10.14


                   AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

         Amendment dated as of May 6, 2003 (this "AMENDMENT") to that Asset Purchase Agreement, dated as of March 12, 2003 and amended by Amendment No. 1 thereto, dated as of April 22, 2003 (the "ASSET PURCHASE AGREEMENT") by and among Bethlehem Steel Corporation, a Delaware corporation ("PARENT"), the other Sellers (as defined in the Asset Purchase Agreement), ISG Acquisition Inc., a Delaware corporation ("BUYER"), and International Steel Group Inc., a Delaware corporation ("ISG").

                             BACKGROUND INFORMATION

         A. Section 11.10 of the Asset Purchase Agreement provides that the Asset Purchase Agreement may be amended by a written instrument executed by ISG, Buyer and Parent.

         B. ISG, Buyer and Parent desire to amend the Asset Purchase Agreement and certain Disclosure Schedules related thereto.

                             STATEMENT OF AGREEMENT

         In consideration of the premises and their respective representations, warranties, covenants and undertakings herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE I DEFINITIONS

         Section 1.1 Definitions. Capitalized terms used in this Amendment and not defined herein shall have the respective meanings assigned them in the Asset Purchase Agreement.

                             ARTICLE II AMENDMENTS

         Section 2.1       Amendment to Article 1.

         (a) Section 1.1(m) of the Asset Purchase Agreement is hereby amended by deleting the words "and Section 5.3(i)".

         (b) Section 1.1(r) of the Asset Purchase Agreement is hereby amended by deleting the word "and" at the end of that section.

         (c) Section 1.1(s) of the Asset Purchase Agreement is hereby amended by replacing the period at the end of that section with a semicolon immediately followed by the word "and".

         (d) A new Section 1.1(t) is hereby added to the Asset Purchase Agreement and reads in its entirety as follows:

                  "(t)     all (i) of Keystone Railroad LLC's equity interest in
         BethIntermodal LLC ("BETHINTERMODAL") and (ii) to the extent in the possession of Sellers, corporate seals, minute books, charter documents, record books, copies of Tax and financial records and

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         such other files, books and records of Sellers relating to the organization, existence and capitalization of BethIntermodal."

         (e) Section 1.2 of the Asset Purchase Agreement is hereby amended by adding the phrase "(other than Hibbing Land Corporation ("HLC") and Bethlehem Hibbing Corporation ("BHC"))" after the occurrence of the words "Sellers'", "Sellers" and "any Seller" in each subsection thereof, other than subsection (a) thereof and in the text of Section 1.2.

         (f) Section 1.2(j) of the Asset Purchase Agreement is hereby amended by adding the words "or BethIntermodal" after each occurrence of the words "Joint Ventures".

         (g) Section 1.3 of the Asset Purchase Agreement is hereby amended by adding the phrase "(other than HLC and BHC)" after each occurrence of the words "Sellers" and "any Seller" in the text thereof and in each subsection thereof.

         (h) Section 1.3(f) of the Asset Purchase Agreement is hereby amended by replacing the term "Seller" appearing therein with the term "Sellers".

         Section 2.2       Amendment to Section 2.2.

         (a) Section 2.2(a) of the Asset Purchase Agreement is hereby amended by replacing the words "the Closing Date" in each place where such words appear with the date "April 30, 2003".

         (b) Section 2.2(a) of the Asset Purchase Agreement is hereby further amended by replacing the word "and" immediately preceding "(iv)" of
Section 2.2(a) with a comma and by adding a new clause (v), which reads in its entirety as follows:

                  "and (v) such amount shall be increased on a dollar-for-dollar basis by the amount of any interest on Seller's payment obligations arising under the Secured Financings (other than those Secured Financings, if any, being assumed by Buyer in connection with the transactions contemplated hereby) accrued and unpaid from 12:01 a.m., New York City time, on May 1, 2003 through and including the Closing Date."

         Section 2.3       Amendment to Section 3.2.

         (a) Section 3.2(a) of the Asset Purchase Agreement is hereby amended by adding the following sentence as the final sentence of Section 3.2(a):

                  "At Closing, the conveyance of the following equity interests shall be deemed for all purposes to have occurred in the following sequence: first, Parent's equity interest in HLC shall be duly conveyed to Buyer or its Affiliates; second, BHC's equity interest in each of Ontario Iron Company and Hibbing Development Company shall be duly conveyed to Buyer or its Affiliates; and third, Parent's equity interest in BHC shall be duly conveyed to Buyer or its Affiliates."

         (b) Section 3.2(b)(ii) of the Asset Purchase Agreement is hereby amended by replacing the words "the Closing" with the date "April 30, 2003."

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         Section 2.4       Amendment to Section 3.4. Section 3.4(a) of the Asset
Purchase Agreement is hereby amended by replacing each occurrence, other than the first occurrence, of the words "the Closing Date" with the date "April 30, 2003".

         Section 2.5 Amendment to Section 5.1. Section 5.1(a)(xii) is hereby amended by deleting the words "and Section 5.3(i)" after the word "Section 5.3(f)".

         Section 2.6       Amendment to Section 5.3.

         (a) The first sentence of Section 5.3(f) of the Asset Purchase Agreement is hereby amended by deleting the words "Except as provided in Section 5.3(i) with respect to Parent's interests in Hibbing Land Corporation and Bethlehem Hibbing Corporation".

         (b) Section 5.3(l) of the Asset Purchase Agreement is hereby deleted in its entirety.

         Section 2.7       Amendment to Section 7.2.

         (a) The introductory clause of Section 7.2 of the Asset Purchase Agreement is hereby amended by deletion of the following parenthetical: "(other than the condition contained in Section 7.2(c)".

         (b) Section 7.2(k) of the Asset Purchase Agreement is hereby deleted in its entirety.

         Section 2.8 Amendment to Section 12.1. The defined term "Sellers" is hereby amended by deleting the words "BethIntermodal LLC" and "Bethlehem Steel Foundation" included therein.

         Section 2.9 Amendment to Disclosure Schedules. Schedules 1.1(d), 1.1(m), 1.2(a), 4.1(h)(ii), 4.1(i) and 4.1(p) are hereby amended and restated as composite Exhibit A attached hereto.

                           ARTICLE III MISCELLANEOUS

         Section 3.1 Full Force and Effect. The Asset Purchase Agreement, as amended by this Amendment, remains in full force and effect.

         Section 3.2 Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute a single agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

                                           INTERNATIONAL STEEL GROUP INC.

                                           By: /s/ Rodney B. Mott
                                               ---------------------------------

                                           Name:   Rodney B. Mott

                                           Title:  President and CEO

                                           ISG ACQUISITION INC.

                                           By: /s/ Rodney B. Mott
                                               ---------------------------------

                                           Name:   Rodney B. Mott

                                           Title:  President and CEO

                                           BETHLEHEM STEEL CORPORATION

                                           By: /s/ Leonard M. Anthony
                                              ----------------------------------

                                           Name:   Leonard M. Anthony

                                           Title:  Senior Vice President and CFO

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